SUPPLEMENT DATED JULY 1, 2015

TO THE INVESTOR CLASS PROSPECTUS OF

MATTHEWS ASIA FUNDS

DATED APRIL 30, 2015

For all existing and prospective Investor Class shareholders of Matthews China Fund (MCHFX):

Effective immediately, Andrew Mattock, CFA, previously a Co-Manager of the Matthews China Fund, replaces Richard Gao as the Lead Manager of the Matthews China Fund, and all references to Richard Gao as the Lead Manager of the Matthews China Fund are hereby removed. Henry Zhang, CFA, and Winnie Chwang continue to be Co-Managers of the Matthews China Fund.

Effectively immediately, the following replaces, in its entirety, the information with respect to Andrew Mattock on page 80 under the “Management of the Funds – Portfolio Managers” section:

ANDREW MATTOCK, CFA
Andrew Mattock is a Portfolio Manager at Matthews. Prior to joining the firm in 2015, he was a Fund Manager at Henderson Global Investors for 15 years, first in London and then in Singapore, managing Asia Pacific equities. Andrew holds a Bachelor of Business majoring in Accounting from Australian Catholic University. He began his career at PricewaterhouseCoopers and qualified as a Chartered Accountant. Andrew has been a Portfolio Manager of the Matthews China Fund since 2015.	Lead-Manager Matthews China Fund

For all existing and prospective Investor Class shareholders of Matthews China Small Companies Fund (MCSMX):

Effective immediately, Tiffany Hsiao, CFA, replaces Richard Gao as the Lead Manager of the Matthews China Small Companies Fund, and all references to Richard Gao as the Lead Manager of the Matthews China Small Companies Fund are hereby removed. Effectively immediately, Kenichi Amaki is added as a Co-Manager of the Matthews China Small Companies Fund. Henry Zhang, CFA, continues to be a Co-Manager of the Matthews China Small Companies Fund.

Effectively immediately, the following is added to the “Management of the Funds – Portfolio Managers” section immediately following the information with respect to Robert Harvey on page 79:

TIFFANY HSIAO, CFA
Tiffany Hsiao is a Portfolio Manager at Matthews. Prior to joining the firm in 2014, she was a Vice President and Research Analyst at Goldman Sachs Investment Partners in Hong Kong and Tokyo from 2007 to 2013. She was responsible for researching Asia Pacific investments, with an emphasis on equities in China. Previously, she spent six years at Franklin Templeton Investments, where she managed the firm’s global communications fund. Tiffany earned her Master of Science and Information Technology from Carnegie Mellon University and received a B.A. in Economics from the University of California, Berkeley. She is fluent in Mandarin and Taiwanese, and conversational in Cantonese. Tiffany has been a Portfolio Manager of the Matthews China Small Companies Fund since 2015.	Lead-Manager Matthews China Small Companies Fund

Effectively immediately, the following replaces, in its entirety, the information with respect to Kenichi Amaki on page 78 under the “Management of the Funds – Portfolio Managers” section:

KENICHI AMAKI
Kenichi Amaki is a Portfolio Manager at Matthews. Prior to joining the firm in 2008 as a Research Analyst, he was an investment officer for a family trust based in Monaco, researching investment opportunities primarily in Japan. From 2001 to 2004, he worked on the International Pension Fund Team at Nomura Asset Management in Tokyo, Japan. Kenichi received a B.A. in Law from Keio University in Japan and an M.B.A. from the University of California, Berkeley, and is fluent in Japanese. Kenichi has been a Portfolio Manager of the Matthews Japan Fund since 2010, of the Matthews Asia Small Companies Fund since 2013 and of the Matthews China Small Companies Fund since 2015.	Lead-Manager Matthews Japan Fund Co-Manager Matthews Asia Small Companies Fund Matthews China Small Companies Fund

Please retain this Supplement with your records.